UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported) - January 3, 2005


                             MTM TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)


         New York                    0-22122                     13-3354896
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(State or other jurisdiction       (Commission                 (IRS Employer
     of Incorporation)             File Number)              Identification No.)

              850 Canal Street, Stamford, Connecticut               06902
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              (Address of principal executive offices)            (zip code)


        Registrant's telephone number, including area code - 203-975-3700
                                                             ------------

                                       N/A
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          (Former Name or Former Address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY COMMENT

     Throughout this Current Report on Form 8-K, the terms "we," "us," "our" and "our company" refer to MTM Technologies, Inc. (formerly, Micros-to-Mainframes, Inc.) and, unless the context indicates otherwise, our subsidiaries on a consolidated basis.

ITEM 1.01. ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

(1)  Amended Employment Agreement and Bonus - Francis J. Alfano
     ----------------------------------------------------------

     On January 3, 2005 we entered into Amendment No.1 to Employment Agreement with Francis J. Alfano pursuant to which we increased Mr. Alfano's base salary. On January 3, 2005 we also granted a bonus of $50,000 to Mr. Alfano.

     The above description of Amendment No. 1 to Employment Agreement is qualified in its entirety by reference to the terms of such agreement attached hereto as Exhibit 10.1.

(2)  Amended Severance Letter and Bonus - Alan Schwartz
     --------------------------------------------------

     On January 3, 2005 we entered into an amendment to Alan Schwartz's severance letter dated May 21, 2004, pursuant to which we increased Mr. Schwartz's base salary. On January 3, 2005 we also granted a bonus of $25,000 to Mr. Schwartz.

     The above description of Mr. Schwartz's severance letter dated May 21, 2004 is qualified in its entirety by reference to the terms of such letter attached hereto as Exhibit 10.2 and the above description of the January 3, 2005 amendment to Mr. Schwartz's severance letter is qualified in its entirety by reference to the terms of such amendment attached hereto as Exhibit 10.3

(3)  Stock Option Award Agreement and Restricted Stock Unit Award Agreement -
     ------------------------------------------------------------------------
     Steven Stringer
     ---------------

     In the Form 8-K/A filed by the Company on November 2, 2004, the Company disclosed that it granted to Mr. Stringer: (1) options to purchase 215,000 shares of common stock of which options to purchase 35,832 shares are immediately exercisable and the balance of options to purchase 179,168 shares will become exercisable in four equal annual installments of 44,792 each commencing on 11/02/05, and (2) 40,000 Restricted Stock Units which vest on 11/02/09, provided that vesting will accelerate in the event that the Common Stock of the Company trades at $10 or higher for any thirty trading days (does not have to be consecutive) within a sixty trading day period, provided further that such trading price based accelerated vesting will not occur prior to 11/02/05. Each Restricted Stock Unit represents a contingent right to receive one share of the Common Stock of the Company. On January 3, 2005 we entered into a Stock Option Award Agreement and a Restricted Stock Unit Award Agreement with Mr. Stringer which set forth the terms of the above mentioned stock options and Restricted Stock Units.


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


     The above description of the Stock Option Award Agreement is qualified in its entirety by reference to the terms of such agreement attached hereto as
Exhibit 10.4 and the above description of Restricted Stock Unit Award Agreement is qualified in its entirety by reference to the terms of such agreement attached hereto as Exhibit 10.5.

ITEM 9. FINANCIAL STATEMENTS AND EXHIBITS

9.01 Financial Statements and Exhibits

(c)  Exhibits

     Exhibit 10.1  Amendment No.1 to Employment Agreement - Francis J. Alfano.

     Exhibit 10.2  May 21, 2004 Severance Letter -  Alan Schwartz.

     Exhibit 10.3  January 3, 2005 Amendment to Severance Letter - Alan Schwartz

     Exhibit 10.4  Stock Option Award Agreement - Steven Stringer.

     Exhibit 10.5  Restricted Stock Unit Award Agreement - Steven Stringer.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MTM TECHNOLOGIES, INC.
                                         ----------------------
                                          (Registrant)


                                         By: /s/ Francis J. Alfano
                                            -----------------------------------
                                             Francis J. Alfano, Chief Executive
                                             Officer


January 6, 2005


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


                                  EXHIBIT INDEX

EXHIBIT
-------

Exhibit 10.1   Amendment No.1 to Employment Agreement - Francis J. Alfano.

Exhibit 10.2   May 21, 2004 Severance Letter -  Alan Schwartz.

Exhibit 10.3   January 3, 2005 Amendment to Severance Letter - Alan Schwartz

Exhibit 10.4   Stock Option Award Agreement - Steven Stringer.

Exhibit 10.5   Restricted Stock Unit Award Agreement - Steven Stringer.


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